Short-term Investments	9 Months Ended
Sep. 30, 2012
Short-term Investments

(3)    Short-term Investments

During the nine months ended September 30, 2012 (unaudited), we purchased commercial paper, corporate notes and bonds and U.S. government agency securities, all with maturities of less than twelve months. The following is a summary of our short-term investments (in thousands):

	September 30, 2012
	(Unaudited)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Available-for-sale securities:
Commercial paper	$36,659	$1	$(12)	$36,648
Corporate notes and bonds	100,806	30	(22)	100,814
U.S. government agency securities	2,022	1	—	2,023

Total available-for-sale securities	$139,487	$32	$(34)	$139,485

As of September 30, 2012 (unaudited) we had certain available-for-sale securities in a gross unrealized loss position, all of which had been in such position for less than twelve months. There were no impairments considered other-than-temporary as it is more likely than not we will hold the securities until maturity or a recovery of the cost basis. The following table shows the fair values and the gross unrealized losses of these available-for-sale securities aggregated by investment category (in thousands):

	September 30, 2012
	(Unaudited)
	Fair Value	Gross Unrealized Losses
Commercial paper	$34,908	$(12)
Corporate notes and bonds	65,782	(22)

Total	$100,690	$(34)

Realized gains and losses are determined based on the specific identification method and are reported in interest and other income (expense), net in our consolidated statements of comprehensive income (loss). For the nine months ended September 30, 2012 (unaudited), gross realized gains and losses on sales of our available-for-sale securities were immaterial.